PAUL DAVID MAROTTA (CA State Bar No. 111812)
MEGAN JEANNE (CA State Bar No. 251294)
THE CORPORATE LAW GROUP
1342 ROLLINS ROAD
BURLINGAME, CA 94010
Telephone: (650) 227-8000
Facsimile: (650) 227-8001
Email: paul@tclg.com
megan@tclg.com

TRENT J. WADDOUPS
CARR & WADDOUPS
ATTORNEYS AT LAW, LLC
8 EAST BROADWAY, SUITE 609
SALT LAKE CITY, UTAH 84111
Telephone: (801) 363-0888
Facsimile: (801) 363-8512
Email: trent@cw-law.net

Attorneys for Defendant
MENTOR CAPITAL, INC., a Delaware corporation

UNITED STATES DISTRICT COURT FOR

THE DISTRICT OF UTAH

GENA GOLDEN, an individual and SUSAN GOLDEN, an individual, Plaintiffs, v. MENTOR CAPITAL, INC., a Delaware corporation, LABERTEW & ASSOCIATES, a Utah limited liability company, and MICHAEL L. LABERTEW, an individual, Defendants.	CIVIL ACTION NO. 2:15-CV-00176-JNP-BCW Honorable Jill N. Parrish Magistrate Brooke C. Wells DECLARATION OF CHET BILLINGSLEY IN SUPPORT OF MENTOR CAPITAL, INC.'S MOTION FOR RECONSIDERATION OF THE COURT'S ORDER GRANTING PLAINTIFFS' MOTION FOR PARTIAL SUMMARY ADJUDICATION
MENTOR CAPITAL, INC., a Delaware corporation, Third-Party Plaintiff, v. RICHARD GOLDEN, an individual, and SCOTT VAN RIXEL, an individual, Third-Party Defendants.	

I, Chet Billingsley, declare as follows:

1. I am the President, Chief Executive Officer, and Chairman of Defendant Mentor Capital, Inc. ("Mentor").

2. The matters stated herein are known to me personally, and if called and sworn as a witness I could competently testify thereto.

The August 6, 2014 Email Message

3. In their Reply briefing on their motion for Partial Summary Adjudication, Plaintiffs attached, with no context, verification, or testimony from me, an email dated August 6, 2014 which I sent to Adam Golden, the son and brother, respectively, of Plaintiffs Susan Golden, and Gena Golden, and attorney Todd DiTommaso, to assist Mr. DiTommaso in writing an opinion letter so that the Plaintiffs could deposit their Mentor stock with a brokerage.

4. A true and correct copy of this entire email message is attached hereto as Exhibit A.

5. When I sent this email message I included, within the body of the email, copies of Van Rixel's emails committing to purchase securities and asking if he could have his purchased shares issued in other persons' names.

6. At the bottom of the email I say that, "3 email copies on election to exercise follow directly below." These 3 email copies were omitted by Plaintiffs. This single email is bates stamped Mentor 126-135.

7. To be clear, this email was authored by me more than four months after we received the check from Scott Van Rixel buying the stock, and less than two weeks after learning that the Goldens had paid Van Rixel for their stock.

8. I was trying to help the Goldens get their Mentor stock deposited into a brokerage account. None of our other shareholders had had as difficult a time obtaining a broker. I sent this August 6 email to assist that process as I was trying to help the Goldens. The Goldens are here trying to use my good deed against me and Mentor.

9. In my email message I was commenting on (confirming, etc.) questions posed to me by Mr. DiTommaso.

10. For example I confirmed in the second paragraph that the statement Mr. DiTommaso makes in the first paragraph that the shares held by the Goldens were obtained on exercise of warrants issued in connection with the Mentor bankruptcy proceedings. This is true.

11. I also confirmed that, "issuance of the warrant was exempt from registration pursuant to 11. U.S.C. 1145(a) and exercise of the warrant resulted in freely trading stock pursuant to 11 U.S.C. 1145(a)(2)." I am not a lawyer but I understand this to be true.

12. I confirm in the third paragraph that, "the election to exercise the warrant was completed on March 10, 2014 by Scott Van Rixel." This is true.

13. I also confirm that, "On that day or the next day he asked if he could designate others to receive his shared [sic]." This is also true.

14. Note that I did not say, "resell," and I used the phrase, "his [Van Rixel]'s shares," because I had no idea, when he asked in March, 2014, that Mr. Van Rixel was reselling shares to the Goldens.

15. I first learned that Mr. Van Rixel had sold his stock to the Goldens on July 25, 2014, and saw the Goldens checks to Van Rixel on July 29, 2014, both only a few days before preparing this August 6 email message to Mr. DiTommaso.[1]

16. Apparently at the time the Goldens supposedly bought stock from Mentor they did not even have the funds to pay for such stock. This makes it look even more like a resale. You can't buy securities that you can't pay for. Van Rixel's check was apparently more than an, 'administrative convenience.'

17. I continued in the August 6, 2014 email confirming that, "Soon thereafter he [Van

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[1] On July 24, 2014 I asked the Goldens in an email, "Why are you receiving shares from the Van Rixel Family Trust?" The Goldens responded that, "[D]ue to short term cash liquidity on our part, and we subsequently re-paid him for the same."

Rixel] supplied the names of Susan and Gena Golden." This is true. Mr. Van Rixel supplied the names on March 23, 2014 and we issued certificates to Susan Golden and Gena Golden.

18. On March 25, 2014 we mailed the Goldens' stock certificates to Mr. Van Rixel.

19. We did not know the address for the Goldens until April 17, 2014 when it was provided to us by Mr. Van Rixel.

20. On April 8th in an email I wrote to Mr. Van Rixel I asked for contact info for the people he was gifting shares to: I said "By the way, if these (3) folks are going to be shareholders, we'll eventually need address, email, & phone so that they get all notices they have the right to."

21. I continued in the email confirming that, "We said Yes [to issuing stock to 'others'] and issued separate warrant certificates to each person." This is also true.

22. The email then continues where I say that, "For administrative convenience Scott issued a single check to pay for all shares and then he received checks from the Goldens to reimburse him at cost a few days later." This is what was represented to me by the Goldens and Van Rixel. I do not know this to be true and could not say so since I was not involved in their dealings prior to telling Scott that he could gift some stock to unknown, 'others.'

23. This is no sort of admission of anything by me. As is undisputed, I had no idea that Van Rixel was selling stock to the Goldens until late July when I saw copies of the checks the Goldens gave Van Rixel. And this was only a few days before I wrote this email message in an attempt to help the Goldens.

24. For them to try to spin this email as me confirming what they told me is cynical and untrue. I could not confirm what they told me they did between themselves.

25. In fact in the next (fourth) paragraph of the email I am posing some thoughts and questions about what exemptions might apply to a resale (since I had just learned that is what happened here).

26. I say that, "my investigation indicates that MNTR staff and Warrant Transfer Agent treated it as an original purchase, not resale right from the outset." This is true since when Van

Rixel asked if he could use the stock as, "Thank Yous," we accommodated him and issued the stock directly to those we thought were his giftees (the Goldens).

27. Nowhere in this email do I admit or agree that there was any privity between Susan Golden and Mentor, Gena Golden and Mentor, or even Richard Golden and Mentor.

28. It was generally our practice to issue certificates directly to those identified to us as giftees, and that is what we did with respect to the Goldens.

29. Had we known that this was a resale we would have treated the transaction differently right from the start. But the nature of the transaction was misrepresented to us for over four months.

30. As is clear from the other evidence presented, none of those people and Mentor communicated in any way prior to the stock being sold to Van Rixel.

31. The Goldens were unnamed and unknown to Mentor when Van Rixel, a member of Bhang's management, who received Mentor's "turnaround" money, and who Mentor had an obligation to put on its Board of Directors, exercised long outstanding Mentor warrants.

32. The only evidence is that Richard Golden read the agreement that Mentor and Bhang were about to sign; supposedly (and incorrectly) assumed that, "Bhang management,"[2] included him and, when Scott Van Rixel offered him some stock, accepted that from Van Rixel and paid Van Rixel.

33. And that doesn't even include the problem that the stock was actually purchased by Gena Golden and Susan Golden, clearly not, "Bhang management," either.

34. None of this and nothing in my August 6, 2014 email message creates any sort of relationship between the Goldens and Mentor.

Fraud by Van Rixel

35. On top of this, there is a perverse reason why Van Rixel hid from us that the

[2] Paragraph B of Addendum I also refers to Bhang principals interchangeably with Bhang management. Golden was neither.

Goldens were paying him.

36. I had told Van Rixel that everything paid to us by him, Richard Sellers and William Waggoner (the real, "Bhang management") would be re-invested in Bhang.

37. The Bhang Agreement required that, "Funds delivered by Bhang principals will be paid out to Bhang" (Page 8, Line 17). All funds paid in for the purchase of the Mentor stock were immediately paid out to Bhang, indicating all came from principals and none came from the Goldens, which funds would have been retained by Mentor.

38. When we received Van Rixel's check we turned around and sent that money right back to Bhang as part of Mentor's investment in Bhang.

39. Had we known that Van Rixel was reselling stock to others, unrelated to Bhang management, we never would have invested those funds back in Bhang.

40. So had Van Rixel said in words or substance, "I'm reselling a bunch of this stock to other people," or, "We're aggregating money from non-Bhang persons," we never would have sent that money to Bhang.

41. In not telling us that he was reselling the stock, Mr. Van Rixel was, in effect, defrauding Mentor.

42. After the fraudulent representation of a gift, the resulting standard processing, coincidentally as if in an original sale, does not make it so, and does not change the fact that this was a purchase under contract to a party of the contract followed by a resale to a non-party.

43. The nature of the paperwork under a fraudulent representation does not in itself establish a contract, nor privity. This is especially true when the parties of one side are unknown, the parties are never contacted, no money is received by Mentor, an offer to business partners, "Bhang management," is hijacked, and for over four months the exchange of money by Van Rixel and the Goldens was kept secret.

44. Mentor wanted the Bhang principals (Van Rixel, Sellers, and Waggoner) to have some skin in the game with Mentor, because they were business partners, because Mentor had an

obligation to put Van Rixel on its Board of Directors, and because we were offering to Bhang management to exercise warrants at a 50% discount to market.

45. Richard Golden may try to claim to have acted as Bhang's lawyer in connection with the agreement between Mentor and Bhang, and claim that this somehow makes him, "Bhang management," but Van Rixel already testified under oath that Golden did not represent Bhang in connection with the agreement with Mentor. [See Declaration of Megan Jeanne, ¶¶5-8, 10-13].

46. Even if Richard Golden did do legal work for Bhang, that doesn't make him Bhang management. And it certainly doesn't make Susan Golden or Gena Golden, "Bhang management."

47. And as is clear from Richard Golden's testimony [See, eg. Marotta Declaration] he never reached out to Mentor or I (as he was supposedly reading the agreement between Mentor and Bhang) though he could have at any time.

48. In the Bhang agreement the Bhang principals Scott Van Rixel and Richard Sellers were required to, and did, "inform MNTR of their commitment and anticipated funding" for 100% of the shares purchased (page 8, line 15). Susan and Gena Golden made no such commitment and were unknown to Mentor.

49. In Scott Van Rixel's commitment to purchase email [March 10, 2014 email from Scott Van Rixel; See page two of Exhibit A] he writes, "I, Scott J. Van Rixel agree to purchase … 105,000 shares at $1.95" not "we" or "on behalf of myself and others, etc."

50. In the arbitration between Mentor and Bhang (in which Mentor prevailed) the arbitration panel and court ruled that the, "Van Rixel Family Trust paid $204,750 …for the purchase of 105,000 … shares of Mentor common stock," (Page 2, Line 20) and that, "the Van Rixel Family Trust shall return the 105,000 shares." (Page 3, Line 5).

51. Since Mentor did not know that the Goldens had purchased their stock from Van Rixel for several months, it may have led brokerages investigating the stock's issuance to conclude that there was something fishy about the stock's origins, as Mentor did not know they had bought

it. This may very well have been the reason the Goldens could not get their stock deposited in 2014.

52. Had Van Rixel and the Goldens been honest from the beginning about the resale, Mentor may have been able to help get their stock deposited and avoided all of this. There is nothing intrinsically wrong with a resale. Free trading shares held and resold by non-affiliates, are free trading.

I declare under penalty of perjury under the laws of the State of Utah and the laws of the United States of America that the foregoing is true and correct and that this Declaration was signed by the undersigned on October 23, 2017 at Ramona, California.

/s/ Chet Billingsley
Chet Billingsley

CERTIFICATE OF SERVICE

I, Megan Jeanne, counsel for the above-named Defendant, hereby certify that the foregoing was filed via this Court's Electronic Case Filing system, which will cause a copy of the this filing to be forwarded to all counsel of record.

Date: October 23, 2017

/s/ Megan Jeanne
Megan Jeanne